UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

UNITED STATES CELLULAR CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

This year, as permitted by rules of the Securities and Exchange Commission (“SEC”), United States Cellular Corporation (“U.S. Cellular”) has arranged to provide beneficial owners of shares held in “street name” by brokers, banks, or other nominees (“brokers”) with access to our proxy materials via the Internet, rather than sending them paper copies.  Accordingly, pursuant to SEC rules, on or prior to April 12, 2018, Broadridge Financial Solutions, Inc., as agent for brokers that hold U.S. Cellular shares, will mail the accompanying Notice Regarding the Availability of Proxy Materials to all street name shareholders as of the record date of March 27, 2018. Such notice and our other proxy materials were posted on the Company’s website at investors.uscellular.com/proxyvote on April 10, 2018.  As explained further in the accompanying Notice, such shareholders have the option of (1) accessing the proxy materials online or (2) requesting that paper copies of those materials be sent to them.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 22, 2018 UNITED STATES CELLULAR CORPORATION Date: May 22, 2018 Time: 8:30 AM CDT 8410 W. Bryn Mawr Avenue You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. 1234567 Envelope # # of # Sequence # 1 OF 2 12 15 0000370634_1 R1.0.1.17 Broadridge Internal Use Only Job # Sequence # See the reverse side of this notice to obtain proxy materials and voting instructions. 1234567 1234567 1234567 1234567 234567 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 UNITED STATES CELLULAR CORPORATION 8410 W. BRYN MAWR SUITE700 CHICAGO, IL 60631 ATTN: MARK KROHSE Meeting Information Meeting Type: Annual Meeting For holders as of: March 27, 2018 Location: U.S. Cellular Plaza Chicago, IL B A R C O D E

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Have the information that is printed in the box marked by the arrow (located on the by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow available and follow the instructions. Only 0000370634_2 R1.0.1.17 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Internal Use 1. Annual Report2. Notice & Proxy Statement How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 08, 2018 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 J. Samuel Crowley 02 Gregory P. Josefowicz 03 Cecelia D. Stewart The Board of Directors recommends you vote FOR proposals 2 and 3. 2Ratify Accountants for 2018 3Advisory vote to approve executive compensation NOTE: Such other business as may properly come before the meeting or any adjournment thereof. xxxxxxxxxx Cusip Envelope # # of # Sequence # 0000370634_3 R1.0.1.17 Broadridge Internal Use Only xxxxxxxxxx Job # Sequence # B A R C O D E 23456789012 2 2 2 2 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 Voting items

NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 Envelope # # of # Sequence # 0000370634_4 R1.0.1.17 Broadridge Internal Use Only THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Job # Sequence # Reserved for Broadridge Internal Control Information